SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported):  April 2, 1999

                              Beautymerchant.com Inc.
              (Exact Name of Registrant as Specified in Charter)

                                    Nevada
              (State or Other Jurisdiction of Incorporation)

                                  001-14973
                          (Commission File Number)

                                  13-3422912
                     (I.R.S. Employer Identification No.)

          4818 West Commercial Blvd, Ft. Lauderdale, Florida  33319
     (Address of Principal Executive Offices)               (Zip Code)

                                 (954) 717-8680
           (Registrant's Telephone Number, Including Area Code)




This current report on Form 8-K is filed by Beautymerchant.com Inc., a Nevada corporation (the "Registrant"), in connection with the matters described herein.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On April 7, 2000, the Registrant engaged Perrella & Associates, P.A. as its independent auditors and dismissed Michael J. Bongiovanni, C.P.A., P.A. from such position. The decision to change accountants was recommended and approved by the Registrant's Board of Directors.

None of the reports of Michael J. Bongiovanni, C.P.A., P.A. on the financial statements of the Registrant for either of the past two fiscal years contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles. During the Registrant's two most recent fiscal years and the subsequent interim period immediately preceding the date of the dismissal of Michael J. Bongiovanni, C.P.A., P.A., the Registrant had no disagreements with Michael J. Bongiovanni, C.P.A., P.A. on any matter of accounting principles or practices , financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Michael J. Bongiovanni, C.P.A., P.A., would have caused Michael J. Bongiovanni, C.P.A., P.A. to make reference to the subject matter of the disagreement(s) in connection with its reports on the financial statements of the Registrant. None of the reportable events listed in Item 304(a)(1)(v) of Regulation S-
K under the Exchange Act occurred with respect to the Registrant's two most recent fiscal years or the subsequent interim period preceding the dismissal of Michael J.Bongiovanni, C.P.A., P.A.

Prior to making the decision to retain Perrella & Associates, P.A., the Registrant had consulted with Perrella & Associates, P.A. concerning certain tax matters. However, neither the Registrant nor anyone on its behalf consulted Perrella & Associates, P.A. regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Registrant's financial statements, and no written or oral advice concerning the same was provided to the Registrant that was an important factor considered by the Registrant in reaching a decision as to any accounting, auditing or financial reporting issue.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

The exhibits listed in the Exhibit Index filed as part of this report are filed as part of or are included in this report.



                                     SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    					BEAUTYMERCHANT.COM, INC.
  							                                (Registrant)

                                         /s/ Edward Roth, President
                                  							______________________________
                                         By: Edward Roth, President

                                         /s/ Alisha Roth, Treasurer
                                         ______________________________
                                         By:  Alisha Roth, Treasurer
                                         (Principal Financial Officer)




                                 EXHIBIT INDEX


Exhibit
Number              	Description

16                		Letter regarding Change in Certifying Accountant